                                                                    EXHIBIT 10.7


                                                                  EXECUTION COPY

                     AMENDMENT AND WAIVER dated as of October 30 1998, by and
                  among TransMontaigne Inc., a Delaware corporation (the "Company"), and the entities listed on the signature pages
                   -------
                  hereof (the "Institutional Investors").
                               -----------------------

          WHEREAS, the Company and the Institutional Investors are parties to a Registration Rights Agreement dated as of April 17, 1996 (the "Agreement");
                                                               ---------

          WHEREAS, the Company and Louis Dreyfus Corporation, a New York corporation ("LDC") have entered into a Stock Purchase Agreement dated as of
              ---
September 13, 1998 (the "Stock Purchase Agreement"), pursuant to which the
                         ------------------------
Company has agreed to purchase from LDC, and LDC has agreed to sell to the Company, all of the issued and outstanding shares of common stock, par value $1.00 per share, of Louis Dreyfus Energy Corp., a Delaware corporation and a wholly owned subsidiary of LDC (the "Stock Purchase");
                                     --------------

          WHEREAS, a portion of the purchase price payable by the Company to LDC in connection with the Stock Purchase consists of shares (the "LDC Shares") of
                                                               ----------
common stock, par value $.01 per share, of the Company (the "Common Stock");
                                                             ------------

          WHEREAS, pursuant to the Stock Purchase Agreement, the Company has agreed to enter into a Registration Rights Agreement (the "LDC Registration
                                                           ----------------
Rights Agreement") to, among other things, grant LDC (and certain permitted
----------------
affiliates of LDC to whom LDC transfers any portion of the LDC Shares) registration rights in respect of the LDC Shares substantially comparable to the rights set forth in the Agreement;

          WHEREAS, the Company and the Institutional Investors desire to amend the Agreement in certain respects to coordinate the provisions of the Agreement and the LDC Registration Rights Agreement and the Institutional Investors desire to waive certain provisions of the Agreement to permit the Company to enter in to the LDC Registration Rights Agreement.

          NOW, THEREFORE, in consideration of the aforesaid and the mutual promises hereinafter made, the parties hereto agree as follows:

          SECTION 1.  Defined Terms.  Unless otherwise defined herein, all
                      --------------
capitalized terms used herein shall have the meanings ascribed to such terms in the Agreement.

          SECTION 2.  Waiver of Certain Provisions of the Agreement.  In
                      ----------------------------------------------
accordance with Section 3.3 of the Agreement, the Institutional Investors hereby waive any and all provisions of the Agreement to the extent necessary in order to permit the Company to enter into the LDC Registration Rights Agreement, a copy of which is attached hereto as Annex A. Without limiting the generality of the foregoing, the Institutional Investors hereby waive compliance with (i) the covenant of the Company set forth in Section 2.10 of the Agreement and (ii) to the extent that the entering into of the LDC Registration Rights Agreement could be deemed to be a breach thereof by the Company, the covenant of the Company set forth in the last sentence of Section 2.2.5 of the Agreement.

          SECTION 3.  Amendments to the Agreement.  Effective as of the date
                      ----------------------------
hereof, the Agreement is hereby amended and supplemented as follows:

          (a) Pari Passu Treatment.  The Institutional Investors hereby
              ---------------------
acknowledge and agree that, at any time on or after December 31, 1999, (i) LDC and (ii) each Person to whom LDC is permitted under the terms of the Stock Purchase Agreement and the LDC Registration Rights Agreement to transfer shares of Common Stock then owning shares of Common Stock that carry registration rights pursuant to the LDC Registration Rights Agreement (collectively, the "LDC
                                                                             ---
Holders") have the right (i) pursuant to Section 2.1.1 of the LDC Registration
-------
Rights Agreement, to participate in Piggyback Registrations and (ii) pursuant to
Section 2.2.1 of the LDC Registration Rights Agreement, to participate in Demand Registrations, in each case, pursuant to Sections 2.1.3 and 2.2.4, respectively, of the LDC Registration Rights Agreement, pari passu in terms of priority with
                                          ---- -----
the Institutional Investors under the Agreement. The Company hereby acknowledges and agrees that the Institutional Investors have the right, pursuant to Sections 2.2.1 and 2.2.4 of the LDC Registration Rights Agreement and subject to the terms and conditions set forth in Section 3(b) of this Amendment and Waiver, to receive notice of, and participate in, demand registrations initiated by the LDC Holders pursuant to the LDC Registration Rights Agreement ("LDC Demand Registrations")
                   ------------------------
pari passu in terms of priority with the LDC Holders thereunder. Participation
---- -----
by an Institutional Investor in an LDC Demand Registration shall count as one of the four Demand Registrations that the Institutional Investors have the right to request or participate in a request for pursuant to Section 2.2.1 of the Agreement.

          (b) Notification of LDC Demand Registration Requests; Priority on LDC
              -----------------------------------------------------------------
Demand Registrations.  The Company agrees that it shall, within 10 days after
---------------------
receipt of a LDC Demand Registration request notice from any one or more of the LDC Holders pursuant to Section 2.2.1 of the LDC Registration Rights Agreement, serve written notice (the "LDC Notice") of such registration request to all
                           ----------
Institutional Investors holding Registrable Securities and, subject to the pro
                                                                           ---
rata allocations set forth in the next succeeding sentence, the Company shall
----
include in such LDC Demand Registration all Registrable Securities held by Institutional Investors with respect to which the Company has received a written request for inclusion therein within 20 days after the giving of the LDC Notice. The shares of Common Stock to be included in any such LDC Demand Registration shall be apportioned (i) first, pro rata among (x) the Registrable Securities of
                                --- ----
the Institutional Investors who have made a request to be included in such LDC Demand Registration and (y) shares of Common Stock held by LDC Holders who have made a request to be included in such LDC Demand Registration and (ii) second, pro rata among any other shares of Common Stock proposed to be included in such
--- ----
LDC Demand Registration, including any shares proposed to be sold by the Company pursuant to such LDC Demand Registration. The Company represents that the LDC Holders have agreed to the Institutional Investors' right to participate in LDC Demand Registrations on the terms and conditions set forth in this Section 3(b).

          (c)  Blackout Period.  Clause (i) of the first sentence of the second
               ----------------
paragraph of Section 2.2.1 of the Agreement is hereby amended by deleting the phrase "as a Piggyback Registration" and inserting in lieu thereof the phrase ", either as a Piggyback Registration or pursuant to the Institutional Investors' participation rights in respect of an LDC Demand Registration (as such term is defined in the Amendment and Waiver dated as of October 30, 1998 to this Agreement),".

          (d)  Registration Expenses.  Section 2.4 of the Agreement is hereby
               ----------------------
amended by deleting the phrase "; legal fees or expenses of one counsel selected by the Institutional Investors (such counsel being subject to the reasonable approval of the Company) for the Institutional Investors" beginning in the fifth line thereof and inserting in lieu thereof the phrase " and legal fees or expenses of one counsel for the Institutional Investors and the LDC Holders (as such term is defined in the Amendment and Waiver dated as of October 30, 1998 to this Agreement) mutually selected by the Institutional Investors and the LDC Holders (such counsel being subject to the reasonable approval of the Company)".

          SECTION 4.  Notices.  All notices hereunder shall be made in
                      --------
accordance with Section 3.1 of the Agreement.

          SECTION 5.  Governing Law.  This Amendment and Waiver shall be
                      --------------
governed by and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed entirely within such State, without regard to the conflicts of law principles of such State.

          SECTION 6.  Counterparts.  This Amendment and Waiver may be executed
                      -------------
in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to the other parties.

          IN WITNESS WHEREOF, the parties have caused this Amendment and Waiver to be duly executed as of the date first written above.



                         TRANSMONTAIGNE INC.,

                             by
                                /s/ Richard E. Gathright
                                ------------------------
                                Name:Richard E. Gathright
                                Title:President


YORKTOWN INVESTORS:      YORKTOWN ENERGY PARTNERS, L.P.,
-------------------

                         by  DR ASSOCIATES III, L.P.,
                             its General Partner

                         by  DILLON, READ & CO. INC.,
                             its General Partner

                             by
                                /s/ Bryan H. Lawrence
                                ---------------------
                                Name:Bryan H. Lawrence
                                Title:Member


                         YORKTOWN ENERGY PARTNERS II, L.P.,

                         by  DR ASSOCIATES III, L.P.,
                             its General Partner

                         by  DILLON, READ & CO. INC.,
                             its General Partner

                             by
                                /s/ Bryan H. Lawrence
                                ---------------------
                                Name: Bryan H. Lawrence
                                Title: Member

                         LEXINGTON PARTNERS III, L.P.

                         by  DILLON, READ & CO. INC.,
                             its General Partner

                         by
                             /s/ Steve Chrappa
                             -----------------------
                             Name: Steve Chrappa
                             Title: Associate Director


                             by /s/ William Bidell
                                --------------------------
                                Name: William Bidell
                                Title: Executive Director, Corporate Finance


                         LEXINGTON PARTNERS IV, L.P.

                         by DRMC, INC.,
                             its General Partner

                         by
                             /s/ Steve Chrappa
                             -----------------------
                             Name: Steve Chrappa
                             Title: Associate Director


                             by /s/ William Bidell
                                -------------------------
                                Name: William Bidell
                                Title: Executive Director, Corporate Finace


                         DILLON, READ & CO. INC.,
                          as Nominee

                         by
                             /s/ Steve Chrappa
                             -----------------------
                             Name: Steve Chrappa
                             Title: Associate Director
                             by /s/ William Bidell
                                ------------------------
                                Name: William Bidell
                                Title: Executive Director, Corporate Finance


                         DILLON, READ & CO. INC.,
                          as Agent

                         by
                             /s/ Steve Chrappa
                             -----------------------
                             Name: Steve Chrappa
                             Title: Associate Director


                             by /s/ William Bidell
                                --------------------------
                                Name: William Bidell
                                Title: Executive Director, Corporate Finance


                         Merrill Lynch Growth Fund

                         by
                             /s/ Jerry Weiss
                             ------------------------------
                             Name:  Jerry Weiss
                             Title:  Vice President,
                             Merrill Lynch Asset Management


MASSMUTUAL INVESTORS:    MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
---------------------

                         by
                             /s/ John B. Joyce
                             ---------------------------
                             Name:  John B. Joyce
                             Title:  Managing Director

                         THE FOLLOWING IS THE SIGNATURE LINE AND LEGEND FOR MASSMUTUAL CORPORATE INVESTORS:

                         MASSMUTUAL CORPORATE INVESTORS

                         by
                             /s/ John B. Joyce
                             ------------------------------
                             Name:  John B. Joyce
                             Title:  Vice President

                         The foregoing is executed on behalf of MassMutual Corporate Investors, organized under a Declaration of Trust, dated September 13, 1985, as amended from time to time. The obligations of such Trust are not personally binding upon, nor shall resort be had to the property of, any of the Trustees, shareholders, officers, employees or agents of such Trust, but the trust's property only shall be bound.

                         THE FOLLOWING IS THE SIGNATURE LINE AND LEGEND FOR MASSMUTUAL PARTICIPATION INVESTORS:

                         MASSMUTUAL PARTICIPATION INVESTORS

                         by
                             /s/ John B. Joyce
                             --------------------------
                             Name:  John B. Joyce
                             Title:  Vice President

                         The foregoing is executed on behalf of MassMutual Participation Investors, organized under a Declaration of Trust, dated April 7, 1998, as amended from time to time. The obligations of such Trust are not personally binding upon, nor shall resort be had to the property of, any of the Trustees, shareholders, officers, employees or agents of such Trust, but the trust's property only shall be bound.


                         MASSMUTUAL CORPORATE VALUE PARTNERS LIMITED, A Grand Cayman Island Corporation

                         by MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, its Investment Manager

                             by
                                /s/ John B. Joyce
                                ---------------------------
                                Name:  John B. Joyce
                                Title:  Managing Director

FIRST RESERVE INVESTORS: FIRST RESERVE SECURED ENERGY ASSETS FUND, LIMITED
------------------------
                         PARTNERSHIP


                         by  FIRST RESERVE CORPORATION,
                             as Managing General Partner

                         by
                             /s/ Thomas R. Denison
                             --------------------------
                             Name:  Thomas R. Denison
                             Title:  Managing Director


                         FIRST RESERVE FUND VI, LIMITED PARTNERSHIP

                         by  FIRST RESERVE CORPORATION,
                             as Managing General Partner

                         by
                             /s/ Thomas R. Denison
                             ---------------------------
                             Name:  Thomas R. Denison
                             Title:  Managing Director


                         FIRST RESERVE FUND V-II, LIMITED PARTNERSHIP

                         by  FIRST RESERVE CORPORATION,
                             as Managing General Partner

                         by
                             /s/ Thomas R. Denison
                             -----------------------------
                             Name:  Thomas R. Denison
                             Title:  Managing Director

                         FIRST RESERVE FUND V, LIMITED PARTNERSHIP

                         by  FIRST RESERVE CORPORATION,
                             as Managing General Partner

                         by
                             /s/ Thomas R. Denison
                             --------------------------
                             Name:  Thomas R. Denison
                             Title:  Managing Director

                                                 ANNEX A TO AMENDMENT AND WAIVER



         [Registration Rights Agreement dated as of October 30, 1998, between TransMontaigne Inc. and Louis Dreyfus Corporation]

                          [Included as Exhibit 10.9]